UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): March 13, 2006

                                -----------------

                             Digital Recorders, Inc.
             (Exact Name of Registrant as Specified in Its Charter)



        North Carolina                     1-13408                56-1362926
(State or Other Jurisdiction of   (Commission File Number)      (IRS Employer
        Incorporation)                                       Identification No.)


                5949 Sherry Lane, Suite 1050, Dallas, Texas 75225
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, Including Area Code (214) 378-8992

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ITEM 7.01.  Regulation FD Disclosure

On March 13, 2006, Digital Recorders, Inc. announced that the positive trends in increased federal funding for U.S. public transportation, as set into motion by The Safe, Accountable, Flexible, Efficient Transportation Equity Act - A Legacy for Users (SAFETEA-LU), are gaining additional momentum as a result of the $8.87 billion federal transit program funding level recommended in the Bush administration's fiscal year 2007 budget.

Included among his comments in the same announcement, DRI Chairman, Chief Executive Officer, and President David L. Turney said, "The funding proposals bode well for DRI's long-term strategic plans and the investments we've made in the past few difficult years."

A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.

ITEM 9.01.        Financial Statements and Exhibits

(a)  Exhibits.
     99.1     Press release dated March 13, 2006.

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Signature(s)

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               DIGITAL RECORDERS, INC.

Date: March 13, 2006                           By:    /s/ DAVID N. PILOTTE
                                                      --------------------------
                                                      David N. Pilotte
                                                      Chief Financial Officer


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INDEX TO EXHIBITS

EXHIBIT
NUMBER   DESCRIPTION
-------  -----------
   99.1  Press release dated March 13, 2006.